NILE PAN AFRICA FUND

NILE AFRICA NATURAL RESOURCES FUND

NILE AFRICA FIXED INCOME FUND

each a series of

NILE CAPITAL INVESTMENT TRUST (the “Trust”)

Supplement Dated June 6, 2012 to the Statement of Additional Information Dated June 27, 2011 (the “SAI”).

•

At a Board of Trustees’ meeting held on May 21, 2012, (the “Meeting”), Mr. Robert Roach, was elected to the Board of Trustees and will serve as an Interested Trustee.

•

At the Meeting, Mr. Larry Seruma, an Interested Trustee and President, was elected Chief Compliance Officer.

•

At the Meeting, Mr. Andy Chen was elected Secretary and Treasurer.

The information presented below supplements and replaces information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940 (the “1940 Act”), and officers of the Trust.  Any information to the contrary should be disregarded.  Reference is made to the section entitled “MANAGEMENT,” beginning on page 36 of the SAI.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws, which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of five individuals, three of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). Pursuant to the governing documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is c/o Nile Capital Management, LLC, 152 West 57th Street, 32nd Floor, New York, New York 10019.

Board Leadership Structure.  The Trust is led by Mr. Larry Seruma, who has served as the Chairman of the Board and President (principal executive officer), since the Fund's inception.  Mr. Seruma is an interested person by virtue of his controlling interest in the Trust's investment adviser.  The Board of Trustees is comprised of Mr. Seruma, Mr. Robert Roach and three (3) Independent Trustees (i.e. those who are not "interested persons" of the Trust, as defined under the 1940 Act).  Mr. Roach is deemed to be an interested Trustee because of his prior service as an officer of the Trust and his prior service as an officer of the Trust’s investment adviser.  The Trust does not have a Lead Independent Trustee, but governance guidelines provide that Independent Trustees will meet in executive session at each Board meeting and no less than quarterly.  The Trust has an Audit Committee with a separate chair.  The Trust does not have a Nominating Committee, but the Audit Committee performs the duties of a nominating committee when and if necessary.  Under the Trust's Declaration of Trust, By-Laws and governance guidelines, the Chairman of the Board is generally responsible for (a) chairing board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman and President, together with the Audit Committee and the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight.  The Board of Trustees is comprised of Mr. Seruma, Mr. Roach and three (3) Independent Trustees with an Audit Committee with a separate chair.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from Mr. Seruma in his role as Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting the risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.  Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Larry Seruma, Managing Principal of the Trust's investment adviser, has served the Portfolio Manager for the Trust's Funds since they commenced operations in 2010.  Mr. Seruma has over 20 years of experience in portfolio management, investment research and quantitative investment strategies. In 2004, Mr. Seruma founded Nile Capital Management, where he began his tenure as Portfolio Manager for the Nile Master Fund, a global long/short equity hedge fund. In 2005, the Nile Fund was integrated into Proxima Alfa Investments (USA) LLC (formerly VegaPlus Capital Partners), a subsidiary of Banco Bilbao Vizcaya Argentaria, and Mr. Seruma was named one of the firm's Managing Directors. Currently, Nile Capital Management serves as the Advisor for the Nile Africa Funds, which seek opportunities for investment across the African continent. Prior to founding Nile Capital Management, Mr. Seruma was a Principal at Barclays Global Investors (BGI), a division of Barclays Capital. He was a member of the Active Strategies Group there and also a member of BGI’s Investment Process Committee. Early in his career, Mr. Seruma was an Options Market Maker in the Exchange pits at the Chicago Board of Options Exchange. Mr. Seruma has authored several articles on investments in Africa and other emerging/frontier markets, and has been featured in many leading financial publications.  He received an MBA in Analytic Finance and Statistics from the Booth School of Business, The University of Chicago, in 1996.  Mr. Robert Roach has over 20 years of business experience in the financial services industries, including currently serving as Chief Compliance Officer of AmericaFirst Capital Management, LLC and Principal, Chief Financial and Compliance Officer of AmericaFirst Securities, Inc.  Mr. Roach holds an MBA in Finance from the University of Chicago - Booth School of Business and an AB in Economics from Dartmouth College.  Mr. David Friedensohn has over 20 years of business experience in the technology, entertainment and venture capital areas, including currently serving as Chief Executive Officer of The Wall Street Transcript, an internet based investment research company.  He is also an adjunct professor at the University of Maryland, Baltimore County.  Mr. Friedensohn holds and MBA in Finance and International Business from Columbia University Business School and an AB degree in International Government from Dartmouth College.  Mr. Karl White has extensive business experience in the investment management and venture capital industries.  He is the managing principal of Gracián & Co., a boutique advisory and consulting firm specializing in the hedge fund and private equity industries. He was previously appointed to the University of Massachusetts Board of Trustees where he served as vice chairman of the board and chairman of several committees. He received a bachelor’s degree in pharmacy from Florida A&M University and received a MBA from the University of Chicago. His previous experience includes service as executive director of the MBTA Retirement Fund, Pension Fund and he has also held investment management positions with Putnam Investments, Scudder Kemper and Goldman Sachs Asset Management.   Dr. Peter Feinstein is an Orthopedic Surgeon and President of Orthopedic Specialists of Northeastern Pennsylvania since 1995.  He holds a medical degree from Brown University.

The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that collective experience of each Trustee makes them highly qualified.

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Larry Seruma Age: Born 1967	Interested Trustee, Jan. 2010 to present; President, March 2010 to present; Chief Compliance Officer, May 2012 to present.	Portfolio Manager for Nile Capital Management, July 2009 to present; Portfolio Manager for Proxima Alfa Investments, March 2005 to June 2009.	3	None
Robert Roach Age: Born 1962	Interested Trustee, May 2012 to present	Chief Compliance Officer, AmericaFirst Capital Management, LLC (2012 – present); Managing Director & Chief Compliance Officer, American Foundation Investment Company. LLC (2012 – present); COO, CFO & CCO, Nile Capital Management, LLC (2009 – 2012), Treasurer & Chief Compliance Officer, Nile Capital Investment Trust (2010 – 2012);CEO, CFO & CCO, Nile Capital, LLC (2003 – 2011).	3	None
Andy Chen Age: Born 1977	Secretary and Treasurer, May 2012 to present	Principal, Research and Trading for Nile Capital Management, July 2009 to present; Quantitative Analyst for Proxima Alfa Investments, July 2005 to June 2009.	N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Age: Born 1976	Assistant Secretary, March 2010 to present

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

  * The term of office for each Trustee and Officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Nile Capital Investment Trust.

As of December 31, 2011 and the date of this Supplement, Mr. Roach held no shares of the Funds in the Trust and had received no compensation for serving as a Trustee.

************

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated June 27, 2011; and the Supplement to the Prospectus and Statement of Additional Information dated March 6, 2012; and the Supplement to the Prospectus dated February 8, 2012.  Each of these documents provides information that you should know about the Funds before investing and have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  These documents are available upon request and without charge by calling the Funds toll-free at 1-877-68-AFRICA (1-877-682-3742).

Please retain this Supplement for future reference.